Fees Summary	Jul. 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	3,884.09
Total Transaction Valuation	28,125,186.15
Total Offset Amount	(0)
Net Fee	$ 3,884.09
Offset Table N/A	N/A